Derivative Assets and Liabilities (Details) - Schedule of Gain or Loss on Derivatives are Recognized in Net Financial Expenses (Income) $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
Schedule of Gain or Loss on Derivatives are Recognized in Net Financial Expenses (Income) [Abstract]
Unrealized change in fair value of outstanding contracts	$ 409
Realized loss on settled contracts	(361)
Total	$ 48